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                                                                   EXHIBIT 10.12



                               POPPE TYSON, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN



     1.   Purpose.  The purpose of the Poppe Tyson, Inc. 1996 Employee Stock
          -------
Purchase Plan (the "Plan") is to provide employees of Poppe Tyson, Inc., a Delaware corporation ("Poppe Tyson"), and its Designated Subsidiaries (as hereinafter defined) with an opportunity to purchase common stock of Poppe Tyson, par value $.001 per share ("Common Stock"), through accumulated payroll deductions. It is the intention of Poppe Tyson to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the provisions of the Plan shall be construed in a manner consistent therewith.

     2.   Definitions.
          -----------

          (a) "Board" shall mean the board of directors of Poppe Tyson.
               -----

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Common Stock" shall mean the common stock of Poppe Tyson, par
               ------------
value $.001, per share.

          (d) "Company" shall mean Poppe Tyson and its Designated Subsidiaries.
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          (e) "Compensation" shall mean all base straight time gross earnings,
               ------------
including commissions, overtime, shift premium, and bonuses (unreduced for amounts which are contributed by the Company pursuant to a salary reduction agreement and which are not currently includible in gross income under a Code
Section 125 or 401(k) arrangement), but excluding other compensation.

          (f) "Designated Subsidiary" shall mean a Subsidiary Corporation which
               ---------------------
has been designated by the Board as eligible to participate in the Plan. The Board, in its sole discretion, may at any time, and from time to time, designate a Subsidiary Corporation as a Designated Subsidiary or terminate a Subsidiary Corporation's status as a Designated Subsidiary.

          (g) "Employee" shall mean any individual who is an employee of the
               --------
Company for tax purposes whose customary employment with the Company is at least twenty (20) hours
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per week.  For purposes of the Plan, an individual's employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company; provided, however, that if an individual's period of leave exceeds 90 days and his or her right to reemployment is not guaranteed either by statute or by contract, for purposes of this Plan the individual's employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h) "Enrollment Date" shall mean the first day of each Offering
               ---------------
Period.

          (i) "Exercise Date" shall mean the last day of each Purchase Period.
               -------------

          (j) "Fair Market Value" shall mean the fair market value of Common
               -----------------
Stock as determined by the Plan Administrator or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value per share of Common Stock as of any given date shall be the closing sale price (or the average of the latest bid and asked prices) per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. Notwithstanding the foregoing, for purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the price to the public as set forth in the final prospectus included within the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock.

          (k) "Offering Period" shall mean the twenty-four (24) month period
               ---------------
during which an option granted pursuant to the Plan may be exercised, commencing on January 1 and July 1 of each year and terminating twenty-four months later; provided, however, that the first Offering Period shall be the period commencing with the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and terminating on June 30, 1998. The duration and timing of Offering Periods may be changed pursuant to Section 4, but in no event shall the duration of an Offering Period exceed twenty-seven (27) months.

          (l) "Parent Corporation" shall mean a parent corporation, within the
               ------------------
meaning of Code Section 424(e), of Poppe Tyson.

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          (m) "Pay Day" shall mean a day on which Compensation is paid, whether
               -------
or not such day is a day on which salary is normally paid.

          (n) "Plan" shall mean this Poppe Tyson, Inc. 1996 Employee Stock
               ----
Purchase Plan.

          (o) "Plan Administrator" shall mean the party which, in accordance
               ------------------
with Section 14, is responsible for administration of the Plan.

          (p) "Poppe Tyson" shall mean Poppe Tyson, Inc., a Delaware
               -----------
corporation.

          (q) "Purchase Price" shall mean an amount equal to the lesser of (i)
               --------------
85% of the Fair Market Value of a share of Common Stock on the Enrollment Date, or (ii) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date.

          (r) "Purchase Period" shall mean the six month period commencing after
               ---------------
one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. Notwithstanding the foregoing, the first Purchase Period of the first Offering Period shall commence on the date on which the Company's registration statement on Form S-1 (or any successor thereof) is declared effective by the Securities and Exchange Commission and terminate on December 31, 1996.

          (s) "Reserves" shall mean the number of shares of Common Stock covered
               --------
by each option granted under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (t) "Subsidiary Corporation" shall mean a subsidiary corporation,
               ----------------------
within the meaning of Code Section 424(f), of Poppe Tyson.

     3.   Eligibility.
          -----------

          (a) Each Employee who is employed by the Company on the Enrollment Date of a given Offering Period shall be eligible to participate in such Offering Period.

          (b) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if, immediately after the grant, such

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

Employee (or any other person whose stock would be attributed to such Employee, pursuant to Code Section 424(d)) would own capital stock of either Poppe Tyson or a Parent or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of Poppe Tyson or its Parent or Subsidiary Corporation. For purposes of this paragraph, stock which an Employee may purchase under outstanding options shall be treated as stock owned by such Employee.

          (c) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan which permits his or her rights to purchase stock under all employee stock purchase plans of Poppe Tyson and its Parent and Subsidiary Corporations to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          4.   Offering Periods.  The Plan shall be implemented by consecutive,
               ----------------
overlapping Offering Periods with a new Offering Period commencing on January 1 and July 1 of each year, or on such other date as the Board shall determine. Notwithstanding the foregoing, the first Offering Period shall be the period commencing with the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and terminating on June 30, 1998. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval; provided, however, that no such change shall be announced less than five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereby.

          5.   Participation.
               -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement in a form prescribed by the Plan Administrator authorizing payroll deductions and filing it with the Plan Administrator prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Plan Administrator for all Employees.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable (unless the participant sooner withdraws pursuant to Section 10 hereof).

          6.   Payroll Deductions.
               ------------------

          (a) At the time a participant files his or her subscription agreement, the participant shall elect to have payroll deductions made on each Pay Day during the Offering Period in an amount equal to a whole percentage, not exceeding fifteen percent (15%), of the participant's compensation which is paid at such time. The aggregate rate of payroll deductions on a Pay Day, with respect to all the Offering Periods in which a Pay Day occurs, shall not exceed fifteen percent (15%) of the Compensation which the participant receives on such Pay Day.

          (b) All payroll deductions made for a participant shall be credited to the participant's account under the Plan. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing a new subscription agreement authorizing a change in payroll deduction rate with the Plan Administrator. The Plan Administrator may, in its discretion, limit the number of rate changes permitted during any Offering Period. A change in rate shall be effective with the first full payroll period following ten (10) business days after the Plan Administrator's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless the participant withdraws pursuant to Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423(b)(8) and Section 3(c) hereof, a participant's payroll deductions shall be decreased to 0% when the aggregate payroll deductions accumulated for the participant with respect to all Purchase Periods ending within a particular calendar year equals $21,250. In such event, the participant's payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year (unless the participant sooner withdraws pursuant to Section 10 hereof).

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

          (e) No later than the date as of which an amount first becomes includible in the gross income of a participant for federal income tax purposes with respect to any option or share of Common Stock issued upon exercise thereof, the participant shall pay to the Company or make arrangements satisfactory to the Company regarding the payment of any taxes of any kind required by law to be withheld by the Company with respect to such amount. Unless otherwise determined by the Plan Administrator, withholding obligations may be settled with Common Stock, including Common Stock that is part of the option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment and arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. If a participant disposes of shares of Common Stock acquired pursuant to an option in any transaction considered to be a disqualifying transaction under the Code, the participant shall give the Company written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the participant.

          7.   Grant of Option.  On the Enrollment Date of each
               ---------------
Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Employee's payroll deductions accumulated on or prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of shares of Common Stock determined by dividing $12,500 by the Fair Market Value of a share of Common Stock on the Enrollment Date; and provided further, that such purchase shall be subject to all of the limitations set forth in the other provisions hereof. Exercise of an option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

          8.   Exercise of Option.   Unless a participant withdraws
               ------------------
from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. Any monies left over in a participant's account after the last Exercise Date in an Offering Period shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder shall be exercisable only by the participant.

          9.   Delivery.    Shares of Common Stock purchased pursuant
               --------
to the Plan shall be delivered and held in the custody of such investment or financial firm as shall be appointed by the Plan Administrator. The custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual participants. By appropriate instructions to the custodian on forms to be provided for that purpose, a participant may from time to time obtain (i) transfer into the participant's own name or into the name of the participant and another individual of all or part of the whole shares held by the custodian for the participant's account; (ii) transfer of all or part of the whole shares held for the participant's account by the custodian to a regular individual brokerage account in the participant's own name or in the name of the participant and another individual, either with the firm then acting as custodian or with another firm, or (iii) sale of all or part of the whole shares held by the custodian for the participant's account at the market price at the time the order is executed and the remittance of the net proceeds of the sale to the participant. Within ninety (90) days of a participant's termination of employment with the Company, the shares held by the custodian for such participant shall be transferred to the participant in accordance with clause
(i) of the preceding sentence, unless, within sixty (60) days of the termination of employment, the participant otherwise provides instructions to the custodian in accordance with the preceding sentence. The custodian shall not transfer, sell or deliver any fractional shares; upon a transfer, sale or delivery of all of the whole shares credited to the account of a participant, the custodian shall pay in cash to the participant the Fair Market Value of any fractional shares credited to the participant's account. Unless paid by the Company, brokerage fees and other reasonable administrative expenses incurred for transfers, sales and delivery of shares from the custodian brokerage account shall be paid by the participant.

          10.  Withdrawal.  A participant may withdraw all (but not
               ----------
less than all) the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Plan Administrator, using a form approved by the Plan Administrator. Promptly after receipt of notice of withdrawal, all of a participant's payroll deductions credited to his or her account shall be paid to the participant, the participant's option for all the Offering Periods then in progress shall be automatically terminated, and no further payroll deductions for the purchase of shares for the participant shall be made for such Offering Period(s). If a participant withdraws from the Plan, his or her payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          11. Termination of Employment. Upon a participant's ceasing to be an
              -------------------------
Employee (as defined in Section 2(g) hereof) for any reason, he or she shall be deemed to have elected to withdraw from the Plan. Consequently, payroll deductions credited to the participant's account which have not yet been used to exercise the option shall be returned to the participant (or, in the case of the participant's death, to the person or persons entitled thereto under Section 15 hereof) and such participant's option shall automatically terminate.

          12.  Interest.   No interest shall accrue on a participant's payroll
               --------
deductions.

          13.  Stock.
               -----

          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 348,333 shares, subject to adjustment upon changes in capitalization of Poppe Tyson, as provided in Section 19 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Plan Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) Subject to Section 22, upon exercise of an option, Poppe Tyson shall issue the shares of Common Stock subject to the option. No person shall have any rights of a stockholder as to shares of Common Stock subject to an option until, after proper exercise of the option, and subject to Section 22, such shares shall have been registered on Poppe Tyson's official stockholder records as having been issued and transferred.

          14.  Administration.
               --------------

          (a) The Plan shall be administered by the Board or by a committee of individuals appointed by the

Board (the "Plan Administrator"); provided, however, that to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3"), the Plan Administrator shall be limited to a party which satisfies the applicable requirements of Rule 16b-3.

          (b) The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan, and to adopt, alter and repeal rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable. All findings, decisions and determinations made by the Plan Administrator shall, to the fullest extent permitted by law, be final and binding upon all parties and shall not be subject to de novo review if challenged in court.

          (c) The Plan Administrator shall have the authority to appoint and compensate agents, counsel, auditors and other specialists, including the Company, officers and employees of the Company and counsel to the Company, to aid it in the discharge of its duties.

          15.  Death of Participant.  In the event of the death of a
               --------------------
participant, any shares of Common Stock and/or cash which is credited to the participant's account under the Plan shall be delivered to the executor or administrator of the estate of the participant. If to the knowledge of the Plan Administrator no such executor or administrator has been appointed, the Plan Administrator, in its discretion, may deliver such shares and/or cash to the participant's spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Plan Administrator, then to such other person as the Plan Administrator may designate.

          16.  Transferability.  Neither payroll deductions credited
               ---------------
to a participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant (except upon death, as provided in Section 15 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 10 hereof.

          17.  Use of Funds.  All payroll deductions received or held
               ------------
by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall be under no obligation to segregate any payroll deductions which it receives or holds from the Company's general funds.

          18.  Reports.   Individual accounts shall be maintained for
               -------
each Plan participant. Statements of account shall be given to participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any, credited to the participant's account.

          19.  Adjustments Upon Changes in Capitalization, Dissolution,
               --------------------------------------------------------
Liquidation, Merger or Asset Sale.
- ----------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of Poppe Tyson, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by Poppe Tyson; provided, however, that conversion of any convertible securities of Poppe Tyson shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by Poppe Tyson of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of Poppe Tyson, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c)  Merger or Asset Sale.  In the event of a proposed sale of all or
               --------------------
substantially all of the assets of Poppe Tyson with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new

Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Plan as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Code Section 424(e)), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

          20.  Amendment or Termination.
               ------------------------

          (a) The Board may for any reason, at any time, and from time to time, amend or terminate the Plan. No such amendment or termination shall require stockholder approval except to the extent necessary to comply with Rule 16b-3 or Code Section 423 or any successor rule or provision or any other applicable law or regulation. Subject to paragraph (b), and except as provided in Section 19 hereof, no such amendment or termination may adversely affect options previously granted without the approval of the affected participant; provided, however, that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that such termination is in the best interest of Poppe Tyson and its stockholders.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board or the Plan Administrator shall be entitled to change the Offering

Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board or the Plan Administrator determines in its sole discretion advisable which are consistent with the Plan.

          21.  Notices.   All notices or other communications by a
               -------
participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt thereof.

          22.  Conditions Upon Issuance of Shares.   Shares shall not
               ----------------------------------
be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Plan Administrator determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company to obtain a deduction with respect to the exercise of an option. The Company may cause any certificate for any shares of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Plan Administrator may otherwise require. The Plan Administrator may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Common Stock in compliance with applicable law or otherwise.

          23.  Term of Plan.  The Plan shall become effective upon the
               ------------
earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

          24.  Automatic Transfer to Low Price Offering Period.  To
               -----------------------------------------------
the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.